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                                                                 EXHIBIT 10.1(a)

                        AMENDMENT OF EMPLOYMENT AGREEMENT

                      Columbia Bancorp - Roger Christensen

         This Amendment of Employment Agreement (the "Amendment") is made and entered into effective as of the 15th day of April, 2002 by and between Columbia Bancorp (the "Company") and Roger Christensen ("Employee").

                                    RECITALS

         (1) The Company and Employee are parties to an Employment Agreement (the "Agreement") of April 15, 2001.

         (2)      The parties wish to amend the Agreement as provided herein.

         Now, therefore, it is agreed:

         1.       AMENDMENTS.

         1.1 For the period beginning April 16, 2002 and ending April 15, 2003, Employee shall be paid an annual base salary of $150,000.00, payable in equal bimonthly installments and subject to any deductions required by law.

         1.2 From and after April 16, 2002, Employee shall receive no car allowance.

         2.       REAFFIRMATION.

         Except as expressly modified herein, all terms of the Agreement are reaffirmed by the parties.

         3.       CONFLICTS.

         In the event of a conflict between the Amendment and the Agreement, the Amendment shall control.

___________________________
Employee

COLUMBIA BANCORP

By:________________________
   Chairman

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